U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2005

THERMA-WAVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26911
(Commission File Number)

94-3000561
(I.R.S. Employer Identification Number)

1250 Reliance Way
Fremont, California
(Address of Principal Executive Officers)

94539
(Zip Code)

(510) 668-2200
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On May 26, 2005, Therma-Wave, Inc. issued a press release announcing its financial results for the fourth fiscal quarter ended April 3, 2005. A copy of this press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

ITEM 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated May 26, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 26, 2005	Therma-Wave, Inc.
	By:	/s/ L. Ray Christie
		Name:	L. Ray Christie
		Title:	Vice President and ChieF Financial Officer